NASDAQ:  EUBK
KBW’s Sixth Annual Community
Bank Investor Conference
July 26-27, 2005

1

Forward Looking Statements

This presentation may contain forward-looking statements
including comments with respect to our objectives, strategies, and the results of our operations and business. These statements involve numerous assumptions, uncertainties and opportunities, both general and specific.  Risk exists that these statements may not be fulfilled.  We caution readers of this presentation not to place undue reliance on the forward-looking statements, as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as: fluctuations in interest rates and stock indexes; effects of competition in the areas in which we operate; changes in economic, political,
regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors and others that may have not been included in this list, as well as other uncertainties and events.

EUBK 2

Stock Profile

Nasdaq Symbol                                                      EUBK

Recent Price (6/30/05)                                                    $16.05

Market Cap:   $314.0 million

Shares Outstanding                              19.56 million

50 Days Avg. Volume:                   58,948

EUBK 3

Headquarters:                      San Juan, Puerto Rico

Total Assets:                           $2.276 billion

Gross Loans & Leases:                 $1.530 billion

Branches:                                         21

Deposits:                                               $1.501 billion

Equity:                                                      $168.5 million

EUBK 4

Company Overview

Commercial Banking

Leasing

Mortgage

Trust & Wealth Management

BT International (IBE)

Automobile

Property & Casualty

Guaranteed Auto Protection

EuroBancshares, Inc.

Eurobank

EuroSeguros

EBS Overseas (IBE)

EUBK 4

Experienced Executive Leadership

Average experience: 30 years

*Joined Eurobank in 1979 as a director, became Chairman in 1993, and CEO in 1994

EUBK 5

Executive

Title

Experience

Joined Eurobank

Rafael Arrillaga

-

Torr

é

ns, Jr.*

Chairman, President and CEO

29

1979

Yadira R. Mercado

EVP, CFO and Corporate

Secretary

24

1991

Jorge E. Sep

ú

lveda

-

Estrada

SVP and Treasurer

30

1993

James I. Thomson

EVP,  Risk M

anagement and

Chief Lending Officer

44

1999

Félix León

EVP, Operations

40

2004

Luis S. Suau Hernández

SVP, San Juan

-

Metropolitan

Area

30

1997

Fausto Pe

ñ

a Villegas

SVP, Northern Region

29

2001

Ricardo X. Pou Vendrell

SVP, Southern Region

10

2003

Robert

o Carreras Sosa

SVP, Eastern Region

28

2002

Jaime Noble Fern

á

ndez

SVP, EuroLease

31

1999

Establish Bank as Premier
Middle-market Commercial
Bank

Maintain Strong Asset
Quality

Focus on Niche Market to
Maintain Strong Earnings
Growth and Profitability

Expand Branch Franchise
through Novo Opportunities

Utilize Under-Leveraged IBE, as Interest Rate
Environment Improves

Consider Strategic, Accretive Acquisitions

Corporate Strategy

Bayamon Branch

EUBK 6

Atlantic Ocean
Isabela
Arecibo
San Juan
Aguadilla
Quebradillas
Barceloneta
Vega Baja
Levittown
Cataño
Manatí
Vega Alta
Bayamón
Guaynabo
Carolina
Río Grande
Luquillo
Fajardo
Corcega
San Sebastian
Trujillo Alto
Utuado
Puerto Rico
Orocovis
Mayagüez
Castaner
Caguas
Juncos
Hormigueros
Humacao
Vieques
Cabo Rojo
San Germán
Cayey
Yauco
Juana Diaz
Coamo
Ponce
Ensenada
Lago Patillas
Maunabo
Santa Isabel
Guayama
Caribbean Sea
EuroBank Branch
Proposed New Branch Site

EUROBANCSHARES, INC.

Branch Distribution Network

Currently operate a network of 21 branches

Plan to open 6 additional branches by 2007

Intend to have a branch located within a convenient drive of approximately 80% of the population of Puerto Rico

EUBK 7

Puerto Rico Market Opportunity

Economy Highly Correlated with Mainland U.S. Economy

Projected Economic Growth of 2.3% for 2005

Population of 3.9 million; Housing Shortage, 100,000 Units

Annual Real Estate Appreciation 5%-8%

Economic Drivers: Manufacturing, Government Services,
Health Care Services

Tax Advantages for Financial Institutions and Retail Investors

14 FDIC Insured Banks and Trust Companies Represent $95.9
billion in Total Assets as of 3/31/05

Larger Non-local Banks Provide Opportunity to Take Market
Share

EUBK 8

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$136
$199
$276
$435
$525
$786
$832
$909
1999
2000
2001
2002
2003
2004
1Q-05
2Q-05
Commercial & Construction Loans

EUROBANCSHARES, INC.

Premier Commercial Banking

($’s in millions)

CAGR:  41.26%

EUBK 9

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$666
$706
$753
$831
9/30/2004
12/31/2004
1Q-05
2Q-05

EUROBANK

EUROBANCSHARES, INC.

Commercial Loans

CAGR: 34.33%

($’s in millions)

Humacao Branch

EUBK 10

$600
$500
$400
$300
$200
$100
$0
$17
$81
$141
$260
$321
$459
$466
$485
1999
2000
2001
2002
2003
2004
1Q-05
2Q-05
End of period balance

EUROBANCSHARES, INC.

Leading Leasing Business

Short to medium
term fixed rate
product offsets the
variable rate of
commercial portfolio

If a residual value
exists, the lessee is
responsible

Lessee is deemed
title holder (no third
party liability)

Strategy

Up to 72 months

No residual value on
72 month leases

Lease
Terms

Open-ended

99% automobile
leases

Lease
Type

($’s in millions)

CAGR:  83.91%

EUBK 11

Mortgage Business

Mortgage Portfolio, $48.4 million

Strategy:

Non-wholesale

Sell majority of originations in secondary
market

Mortgage Type:

Fixed rate; maximum 30 years

FNMA, VA, FHA, Freddie Mac

Conforming, non-conforming

Target Market:

Homes financed by construction lending
department

Retail customers; commercial customers

Caguas Branch

EUBK 12

Trust & Wealth Management

Established in 2002

Strategy and Focus:

Offer retirement benefits

Offer trust and wealth
management services

Fee structure based on AUM

Assets under management:
$280.6 million as of 6/30/05

EuroFinancial:

Joint venture with
Consultative Securities, Inc.

Established to service
customers’ investment needs

Carolina Branch

EUBK 13

Track Record of Growth

’99 - 2Q ’05
CAGR

44.03%

Total assets

42.36%

Total equity

40.46%

Net interest income

46.69%

Total gross loans & leases

38.43%

Total deposits

42.02%

Diluted EPS – before
extraordinary item

59.30%

Net income – before extraordinary
gain

23.69%

Non-interest income –
service charge & other fees

’99 – Dec ‘04
CAGR

We believe our strategy
has proven successful

Ponce Branch

EUBK 14

2Q 05 vs. 1Q 05 Highlights

27.50%

$31.753

$33.936

Total interest income

86.93%

1.974

2.403

Other non-interest income – service
charges & other fees

18.52%

10.820

11.321

Total non-interest expense

22.43%

159.575

168.524

Stockholders’ equity

1,501

*1,530

*2,276

2Q’ 05

1,446

**1,438

**2,120

1Q’ 05

25.59%

Loans and leases (Net of Unearned)

29.43%

Total assets

15.21%

Deposits

Annualized
Change

($ in millions)

*   $14.9 million in leases sold in March 2005

**  $30.0 million in leases sold in November 2004

EUBK 15

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPLs / Total Loans
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
NCOs / Avg. Loans
3.29%
2.44%
2.23%
2.87%
2.98%
2.92%
2.57%
2.25%
0.62%
0.18%
0.24%
0.52%
0.48%
0.69%
0.66%
1.09%
1999
2000
2001
2002
2003
2004
1Q-05
2Q-05
NCOs / Avg. Loans
NPLs / Total loans

EUROBANCSHARES, INC.

Banco de
Financiero
Acquisition
(12/15/02)

Credit Quality

NPLs and NCOs Ratios

BankTrust
Acquisition
(5/3/04)

EUBK 16

Diluted Earnings Per Share
$1.00
$0.75
$0.50
$0.25
$0.00
$0.18
$0.40
$0.46
$0.42
$0.69
$0.57
$0.23
$0.25
1999
2000
2001
2002**
2003
2Q-2004
2004*
1Q-05
2Q-05

EUROBANCSHARES, INC.

Strong Earnings Momentum

*It does not include $4.4 million extraordinary gain from BT

** It does not include $1.1 million extraordinary gain from Banco Financiero

$1.04

EUBK 17

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.29%
3.75%
3.79%
3.77%
3.76%
3.82%
2002
2003
2Q-2004
2004
1Q-2005
2Q-2005

EUROBANCSHARES, INC.

Net Interest Margin – ON A  FULLY  TAXABLE  EQUIVALENT BASIS

EUBK 18

9
8
7
6
5
4
3
2
1
0
8.1
2.096
1.974
2.403
2Q-2004
12 Months 2004
1Q-2005
2Q-2005

EUROBANCSHARES,INC.

Non-interest income – service charge and other fees

In Millions

EUBK 19

7
6
5
4
3
2
1
0
2.5
3.6
2.3
4.5
5.4
6.1
4.8
5.3
3Q-2003
4Q-2003
1Q-2004
2Q-2004
3Q-2004
4Q-2004
1Q-2005
2Q-2005

EUROBANCSHARES, INC.

Net Income

In Millions

EUBK 20

A Proven Track Record

* It includes a $4.4 million extraordinary gain from BT

** It includes a $1.1 million extraordinary gain from Banco Financiero

*** Fully taxable equivalent

EUBK 21

Performance Ratios

2Q

-

2005

1Q

-

2005

2004

*

2003

2002

**

2001

Return on average common

stockholder’ equity

13.80%

12.79%

22.50%

16.50%

13.56%

14.34%

Return on average assets

0.98

0.91

1.28

0.87

0.92

1.10

Net interest margin *

**

3.82

3.75

3.77

3.75

4.29

4.9

7

Efficiency Ratio *

**

50.49

54.37

50.57

57.86

62.85

59.70

Asset Quality Ratios	2Q-2005	1Q-2005	2004	2003	2002	2001
Non performing assets to total assets	1.93%	2.18%	2.23%	2.51%	2.87%	2.18%
Nonperforming loans to total loans and leases	2.25	2.57	2.92	2.98	2.87	2.23
Allowance for loan and lease losses to nonperforming loans	46.56	48.56	46.97	35.07	31.35	44.18
Allowance for loan and lease losses to total loans	1.05	1.25	1.37	1.04	0.90	0.98
Net charge-off to average loans	1.09	0.66	0.69	0.48	0.52	0.24

EUROBANCSHARES,INC.

A Proven Track Record

EUBK 22

Capital Ratios

2Q

-

2005

1Q

-

2005

2004

2003

2002

2001

Leverage ratio

9.99%

9.99%

9.91%

6.76%

7.93%

8.27%

Tier 1 risk

-

based capital

12.45

12.74

12.73

8.30

8.63

9.57

Total risk

-

based capital

13.84

13.84

13.94

11.60

12.79

15.26

Tangible common equity to

tang

ible assets

7.42

7.54

7.54

4.93

5.54

7.87

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.65%
1.04%
1.10%
0.77%
0.87%
1.02%
1.03%
0.91%
0.98%
1999
2000
2001
2002
2003
2Q-2004
2004
1Q-05
2Q-05

EUROBANCSHARES, INC.

ROAA*

*Before extraordinary gain

EUBK 23

25%
20%
15%
10%
5%
0%
7.48%
15.39%
14.34%
11.45%
16.50%
24.93%
18.67%
12.79%
13.80%
1999
2000
2001
2002
2003
2Q-2004
2004
1Q-05
2Q-05

EUROBANCSHARES, INC.

*Before extraordinary gain

ROAE*

EUBK 24

70%
60%
50%
40%
30%
20%
10%
0%
65.43%
59.86%
59.70%
62.85%
57.86%
50.17%
50.57%
54.37%
50.49%
1999
2000
2001
2002
2003
2Q'04
2004
1Q'05
2Q'05

EUROBANCSHARES, INC.

Efficiency Ratio

EUBK 25

2500
2000
1500
1000
500
0
306
452
608
1,035
1,321
1,928
2,103
2,120
2,276
1999
2000
2001
2002
2003
2Q-2004
2004
1Q-2005
2Q-2005

EUROBANCSHARES, INC.

Total Assets

($ in millions)

CAGR:  44.03%

EUBK 26

2000
1500
1000
500
0
186
312
459
768
899
1,341
1,388
1,438
1,530
1999
2000
2001
2002
2003
2Q-2004
2004
1Q-2005
2Q-2005

EUROBANCSHARES, INC.

Total Gross Loans and Leases

($ in millions)

CAGR:  46.69%

EUBK 27

1600
1400
1200
1000
800
600
400
200
0
251
350
486
843
985
1,406
1,409
1,446
1,501
1999
2000
2001
2002
2003
2Q-04
2004
1Q-05
2Q-05

EUROBANCSHARES,INC.

Total Deposits

($ in millions)

CAGR:  38.43%

EUBK 28

180
160
140
120
100
80
60
40
20
0
65.1
70.0
98.1
158.3
159.6
168.5
As of 12/31/2003
As of 3/31/2004
As of 6/30/2004
As of 12/31/2004
As of 3/31/2005
As of 6/30/2005

EUROBANCSHARES, INC.

Total Capital

In Millions

EUBK 29

EUROBANK
EUROMORTGAGE
PRESTAMOS HIPOTECARIOS
EUROLEASE
UNA DIVISION DE EUROBANK

EUROBANCSHARES, INC.

Investment Considerations

Pure play commercial bank

Conservative experienced
management

Strong credit fundamentals

Strong organic growth

Asset sensitive

B&T successfully integrated

Hatillo Branch

EUBK 30